                                 EXHIBIT 10.18

                                  AMENDMENT TO
                           THE COASTCAST CORPORATION
                         SELECTED EMPLOYEES PENSION PLAN

     This Amendment to The Coastcast Corporation Selected Employees Pension Plan (the "Plan"), which plan was originally adopted effective January 1, 1989, made pursuant to the right to amend reserved in Section 14.1 of the Plan, amends and modifies the Plan, effective May 12, 1997, as follows:

     1. Effective May 12, 1997, Sections 5.1(f) and (g) of the Plan are hereby amended and new subsections (h), (i) and (j) are hereby added to the end thereof to read as follows:

          (f) $9.50 for Severances occurring on or after December 4, 1990 but before December 4, 1991;

          (g) $10.00 for Severances occurring on or after December 4, 1991;

          (h) solely with respect to Participants employed in an Eligible Classification on or after May 12, 1997 but before May 12, 1998, $10.40 for Severances occurring on or after May 12, 1997 but before May 12, 1998;

          (i) solely with respect to Participants employed in an Eligible Classification on or after May 12, 1998 but before May 12, 1999, $10.60 for Severances occurring on or after May 12, 1998 but before May 12, 1999; and

          (j) solely with respect to Participants employed in an Eligible Classification on or after May 12, 1999, $10.85 for Severances occurring on or after May 12, 1999.

     2. Except as amended above the Plan shall continue in full force and effect without any changes.

     IN WITNESS WHEREOF, the Company by its duly authorized officer, has caused this Amendment to be executed this 14 day of October, 1997.

                                  COASTCAST CORPORATION



                                  By: /s/ Richard W. Mora
                                     ------------------------------
                                     Richard W. Mora, President and
                                     Chief Operating Officer